UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2018

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Explanatory Note

This report amends and restates our Current Report on Form 8-K filed on May 14, 2018. The amended and restated disclosure is set forth below.

Item 2.02.      Results of Operations and Financial Condition.

On May 14, 2018, Avinger, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2018. A copy of the press release was furnished as Exhibit 99.1 to our Current Report on Form 8-K. The press release furnished in the prior version of this Form 8-K noted that “net loss attributable to common stockholders for the first quarter of 2018 was $10.7 million, compared to $15.3 million for the first quarter of 2017.” The prior disclosure should have referenced net loss attributable to common stockholders of $15.9 million for the first quarter ended March 31, 2018. The press release furnished in the prior version of this Form 8-K also noted that the “[n]et loss per share attributable to common stockholders for the first quarter of 2018 was $5.37, compared to $25.74 for the first quarter of 2017.” The prior disclosure should have referenced basic and diluted net loss per share attributable to common stockholders of $7.99 for the first quarter ended March 31, 2018. The changes in these numbers are a result of a recalculation of the deemed dividend amount allocated to the holders of preferred stock. The corrected numbers are included in our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 15, 2018.

This information is intended to be furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release of Avinger, Inc. issued on May 14, 2018.

*Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: May 15, 2018	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
President and CEO